UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

     CERES TACTICAL SYSTEMATIC L.P.
(Exact name of registrant as specified in its charter)
New York	000-50718	13-4224248
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01   Entry into a Material Definitive Agreement.
Management Agreement – DCM Systematic Advisors SA
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of December 17, 2020 (the “DCM Management Agreement”) with DCM Systematic Advisors SA, a Swiss “S.A. – Société anonyme” (“DCM”), pursuant to which, effective January 1, 2021, DCM shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected DCM’s Diversified Alpha Program to manage the Registrant’s assets allocated to DCM. The General Partner and DCM have agreed that DCM shall trade the initial allocation, either directly or indirectly through a master fund, as though 2 times the amount of assets had been allocated to DCM.
Pursuant to the DCM Management Agreement, the Registrant pays DCM a monthly management fee equal to 1/12 of 0.75% (0.75% per year) of the month-end Net Assets of the Registrant (as defined in the DCM Management Agreement) allocated to DCM. DCM also receives a quarterly incentive fee equal to 15% of New Trading Profits (as defined in the DCM Management Agreement) earned by DCM in each quarterly period.
The DCM Management Agreement expires on December 31, 2021.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the DCM Management Agreement.
A copy of the DCM Management Agreement is filed herewith as Exhibit 10.1.
Placement Agent Agreement with Morgan Stanley Smith Barney LLC

The Registrant has entered into an amendment (the “Amendment”) to the amended and restated alternative investment selling agent agreement dated as of March 3, 2016, as amended (the “Selling Agreement”), by and among the Registrant, the General Partner and Morgan Stanley Smith Barney LLC, a Delaware limited liability company, currently doing business as Morgan Stanley Wealth Management (“MSSB” or “Placement Agent”).

Pursuant to the Amendment, effective January 1, 2021, the Ongoing Selling Agent Fee is decreased to 0.75% per year of the adjusted net assets of Class A Units (computed monthly by multiplying the adjusted net assets of the Class A Units by 0.75% and dividing the result thereof by 12). In all other material respects the Selling Agreement remains unchanged and of full force and effect.

Adjusted net assets for this purpose are month-end net assets increased by that current month’s ongoing selling agent fee, management fee, the general partner’s administrative fee, the incentive fee accrued, other expenses and any redemptions or distributions as of the end of such month.

A copy of the Amendment is filed herewith as Exhibit 10.2.

Selling Agent Agreement with Harbor Investment Advisory LLC
The Registrant has entered into an amendment (the “Amendment”) to the alternative investment selling agent agreement dated as of November 1, 2018, as amended (the “Harbor Agreement”), by and among the Registrant, the General Partner, Morgan Stanley Distribution Inc., a corporation incorporated under the laws of the Commonwealth of Pennsylvania (“MSDI” or “Selling Agent”), and Harbor Investment Advisory, LLC, a Maryland limited liability company (“Harbor” or “Sub-Selling Agent”).

Pursuant to the Amendment, effective January 1, 2021, the Ongoing Sub-Selling Agent Fee is decreased to 0.75% per year of the adjusted net assets of Class A Units (computed monthly by multiplying the adjusted net assets of the Class A Units by 0.75% and dividing the result thereof by 12). In all other material respects the Harbor Agreement remains unchanged and of full force and effect.

Adjusted net assets for this purpose are month-end net assets increased by that current month’s ongoing sub-selling agent fee, management fee, the general partner’s administrative fee, the incentive fee accrued, other expenses and any redemptions or distributions as of the end of such month.
A copy of the Amendment is filed herewith as Exhibit 10.3.
Item 1.02.   Termination of a Material Definitive Agreement.
Management Agreement – Aquantum GmbH
Effective December 31, 2020, the General Partner and the Registrant terminated the management agreement dated as of June 1, 2019 (the “Management Agreement”), with Aquantum GmbH (“Aquantum”) pursuant to which Aquantum managed the portion of the Registrant’s assets allocated to it. The General Partner terminated the Management Agreement because Aquantum is no longer trading on behalf of the Registrant.
Management Agreement – ADG Capital Management LLP
Effective December 31, 2020, the General Partner and the Registrant terminated the management agreement dated as of February 1, 2019, as amended (the “Management Agreement”), with ADG Capital Management LLP (“ADG”) pursuant to which ADG managed the portion of the Registrant’s assets allocated to it.  The General Partner terminated the Management Agreement because ADG is no longer trading on behalf of the Registrant.
Management Agreement – FORT, L.P.
Effective December 31, 2020, the General Partner and the Registrant terminated the management agreement dated as of January 1, 2018 (the “Management Agreement”), with FORT, L.P. (“FORT”) solely with respect to the Registrant’s assets allocated to CMF FORT Contrarian Master Fund LLC (the “Master Fund Account”) and traded pursuant to FORT’s Global Contrarian Program. The General Partner terminated the Management Agreement solely with respect to the Master Fund Account because FORT is no longer trading the Master Fund Account on behalf of the Registrant.

Item 9.01   Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
10.1	DCM Management Agreement by and among the Registrant, the General Partner and DCM.
10.2	Amendment to the Selling Agreement by and among the Registrant, the General Partner and MSSB.
10.3	Amendment to the Harbor Agreement by and among the Registrant, the General Partner, MSDI and Harbor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES TACTICAL SYSTEMATIC L.P.

By: Ceres Managed Futures LLC, General Partner

By: /s/ Patrick T. Egan
Patrick T. Egan
      President and Director

Date:  January 7, 2021